Exhibit 32.1

CERTIFICATION PURSUANT to 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 3 to the Annual Report on Form 10-K/A of ChineseInvestors.com. Inc. (the “Company”) for the fiscal year ended May 31, 2016, as filed with the Securities and Exchange Commission (the “Report”), the undersigned officers of the Company do hereby, certify, pursuant to Title 18 of the United States Code Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 21, 2017

/s/ Wei Wang
Wei Wang
Chief Executive Officer

/s/ Guoqi Deng
Guoqi Deng
Chief Executive Officer